UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☐  Definitive Additional Materials

☒  Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

BUCYRUS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BUCYRUS 1100 Milwaukee Avenue • P.O. Box 500 South Milwaukee, Wisconsin 53172-0500, USA (+1) 414.768.4000

South Milwaukee dne xx. 24. 2010

Vážený pane,

možná jste se již dozvěděl, že jsme v pondělí 15. listopadu zveřejnili zprávu o dosažení dohody týkající se prodeje společnosti Bucyrus firmě Caterpillar, největšímu světovému výrobci stavebního a těžebního zařízení, dieselových motorů, motorů na zemní plyn a průmyslových plynových turbín. V příloze sice naleznete naši tiskovou zprávu, ale rád bych využil této příležitosti k tomu, abych Vám sdělil, co vlastně tato změna pro naše zákazníky znamená.

Věřím, že zmíněná transakce nabízí velmi zajímavou příležitost pro společnost Bucyrus i pro všechny naše klíčové partnery. Jistě víte, že Bucyrus má v současné době nejrozsáhlejší nabídku těžebních zařízení pro povrchové i hlubinné dobývání, je světovým lídrem v oblasti technologií a jeho značka je vysoce ceněna. Firma Caterpillar si je vědoma těchto předností a plánuje využít Bucyrus jako bázi pro svůj celosvětový rozvoj v odvětví těžebních zařízení. Součástí této strategie je rovněž zřízení centrály firmy Caterpillar pro světovou těžbu právě v Milwaukee a zachování značky Bucyrus pro tradiční výrobky společnosti Bucyrus.

Pravděpodobně firmu Caterpillar znáte a dáte mi za pravdu, že se jedná o skvělou společnost světového jména. Snad ještě důležitější pro nás je, že sdílí naše odhodlání poskytovat pokrokové výrobky a skvělé služby svým zákazníkům. Navíc se Bucyrus díky této transakci stane součástí větší dynamické organizace, což bude znamenat, že naši zákazníci získají přístup k dalším důležitým světovým zdrojům a budou mít i nadále možnost využívat technologické inovace.

Ačkoliv jsme zprávou velmi potěšeni, toto oznámení je teprve prvním krokem v celém procesu. Musíme získat řadu úředních povolení po celém světě, což znamená, že bude trvat několik měsíců, než bude transakce dokončena. Do té doby budeme pokračovat ve své činnosti jako dvě nezávislé společnosti, což znamená, že se v naší každodenní práci nic nemění. Prioritou číslo jedna pro firmu Bucyrus stále zůstává uspokojování potřeb našich zákazníků. Můžete se spolehnout, že budete od nás dostávat i nadále ty nejlepší výrobky na trhu a budeme Vám poskytovat maximální úroveň služeb, jakou od nás očekáváte.

Vynasnažíme se Vás o průběhu procesu průběžně a co nejlépe informovat, ale pokud budete mít mezitím nějaké dotazy, kontaktujte prosím bez obav svého obchodního zástupce.

Velmi si ceníme spolupráce s Vámi a těšíme se, že v ní budeme pokračovat i nadále.

Děkujeme Vám za Vaši další podporu.

S pozdravem

Timothy W. Sullivan
Prezident a CEO

BUCYRUS 1100 Milwaukee Avenue • P.O. Box 500 South Milwaukee, Wisconsin 53172-0500, USA (+1) 414.768.4000

Additional Information Relating to Bucyrus and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Bucyrus by Caterpillar. In connection with the proposed merger, Bucyrus intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, which will be mailed to stockholders of Bucyrus.

Bucyrus stockholders are urged to read all relevant documents filed with the SEC, including the proxy statement, because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as other filed documents, without charge, at the SEC’s website (http://www.sec.gov). Free copies of Bucyrus’s filings may be obtained by directing a request to Bucyrus’s Investor Relations by telephone to (414)768-4000, in writing to Bucyrus, Attention: Investor Relations, 1100 Milwaukee Avenue, South Milwaukee, WI 53172, by email to amalingowski@bucyrus.com or at Bucyrus’s website (http://www.bucyrus.com).

Bucyrus and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of Bucyrus with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Information regarding Bucyrus’s directors and executive officers is also available in Bucyrus’s definitive proxy statement for its 2010 Annual Meeting of Stockholders filed with the SEC on March 12, 2010. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Bucyrus.

Caution Concerning Forward-Looking Statements Relating to Bucyrus

Statements in this communication that relate to Bucyrus’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. These forward-looking statements may be identified by the use of predictive, future tense or forward-looking terminology, such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “will” or similar terms. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals; (3) the failure of the transaction to close for any other reason; (4) the effect of the announcement of the transaction on Bucyrus’s business relationships, operating results and business generally; (5) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business concerns; (8) general competitive, economic, political and market conditions and fluctuations; (9) actions taken or conditions imposed by the governmental or regulatory authorities; (10) adverse outcomes of pending or threatened litigation or government investigations; (11) the impact of competition in the industries and in the specific markets in which Bucyrus operates; and (12) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement to be mailed to Bucyrus’s stockholders Bucyrus’s filings with the SEC that are available on the SEC’s web site located at http://www.sec.gov, including the section entitled “Risk Factors” in Bucyrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Readers are strongly urged to read the full cautionary statements contained in those materials. All forward-looking statements attributable to Bucyrus are expressly qualified in their entirety by the foregoing cautionary statements. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.